UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
March 15, 2007

Titanium Metals Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-14368	13-5630895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.02	Termination of Material Definitive Agreement

On March 15, 2007, the registrant entered into an agreement for the purchase and sale of titanium products (the “Supply Agreement”) with Rolls-Royce, Plc (“Rolls-Royce”) and certain of its affiliates.

The Supply Agreement was effective as of January 1, 2007 and, unless extended by the parties, will expire December 31, 2016. Under the Supply Agreement, among other things, the registrant will be the primary supplier of Rolls-Royce’s titanium requirements for gas turbine engines. The agreement also includes certain volume purchase and supply requirements and provides for future price adjustments.

The Supply Agreement will be filed as an exhibit to the registrant’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2007, and portions of the Supply Agreement will be omitted pursuant to a request for confidential treatment. The foregoing summary of the Supply Agreement is qualified in its entirety by reference to all of the terms of the Supply Agreement.

On March 15, 2007, contemporaneously with entering into the Supply Agreement, the registrant and Rolls-Royce terminated that certain Purchase and Sale Agreement between Rolls-Royce and the registrant dated December 22, 1998, as amended, involving the purchase and sale of titanium products (the “Prior Agreement”), which termination was effective as of January 1, 2007. Effective January 1, 2007, the Prior Agreement’s purchase and supply obligations and product pricing are being terminated and replaced by the Supply Agreement’s purchase and supply obligations and product pricing. The Prior Agreement would have expired by its terms on December 31, 2008. The foregoing summary of the Prior Agreement is qualified in its entirety by reference to all of the terms of the:

•
Prior Agreement filed as Exhibit 10.3 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended on June 30, 2002, certain of the terms of which were omitted pursuant to a request for confidential treatment

•
first amendment to the Prior Agreement filed as Exhibit 10.1 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, certain of the terms of which were omitted pursuant to a request for confidential treatment; and

•
second amendment to Prior Agreement filed as Exhibit 10.2 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, certain of the terms of which were omitted pursuant to a request for confidential treatment.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on March 19, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. This exhibit that the registrant has furnished in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this exhibit by reference, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	99.1	Press release dated March 19, 2007 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Metals Corporation
(Registrant)

By: /s/ A. Andrew R. Louis
Date: March 20, 2007	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Exhibit Index

99.1	Press release dated March 19, 2007 issued by the registrant.